Exhibit 10.1

NOTE EXCHANGE AGREEMENT

This Note Exchange Agreement (this “Agreement”), dated as of November 2, 2026 (the “Effective Date”), is made by and between RenX Enterprises Corp., a Delaware corporation (the “Company”), and Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B (the “Debtholder”), as lender to the Company under that certain Senior Convertible Note dated February 17, 2026 (the “Original Note”), by and between the Company and the Debtholder, issued pursuant to that certain Securities Purchase Agreement, dated as of February 12, 2026, by and among the Company and the purchasers party thereto (the “Securities Purchase Agreement”), in connection with which the Company and such purchasers entered into a Registration Rights Agreement of even date therewith (the “Registration Rights Agreement”), in the original principal amount of $942,985.39 of which $1,037,283.93 principal and accrued interest is currently outstanding (the “Outstanding Debt”). Each of the Company and the Debtholder being referred to individually as a “Party” and, collectively, as the “Parties.”

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Debtholder, and the Debtholder desires to exchange with the Company, the Original Note (without the payment of any additional consideration by the Debtholder) for a new senior convertible note (the “New Note”) in the principal amount of $1,037,283.93 and a warrant (the “Warrant”) to purchase 644,944 shares of the Company’s Common Stock, $0.001 par value (“Common Stock”) (the “Warrant Shares”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Debtholder agree as follows:

1. Terms of Exchange. On the Effective Date, the Company shall issue to the Debtholder the New Note and the Warrant in exchange for the Original Note. The Outstanding Debt and any and all obligations of the Company to the Debtholder under the Original Note shall be deemed fully satisfied by the exchange of the Original Note for the New Note and Warrant, the Outstanding Debt shall be cancelled automatically upon delivery by the Company to the Debtholder of the duly executed New Note and Warrant in accordance with Section 2 and the Debtholder will have no remaining rights, powers, privileges, remedies or interests under the Original Note or in respect of the Outstanding Debt. Notwithstanding the foregoing, nothing in this Section 1 shall release, waive or impair (i) any liquidated damages or other amounts accrued and unpaid under the Securities Purchase Agreement or the Registration Rights Agreement prior to the Effective Date to the extent not included in the Outstanding Debt, or (ii) any rights of the Debtholder that are preserved pursuant to Section 6(f).

2. Further Assurances. The Company covenants to deliver the New Note and Warrant to Debtholder no later than one (1) Trading Day following the Effective Date, substantially in the forms attached hereto as Exhibit A (in the case of the New Note) and Exhibit B (in the case of the Warrant). Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

3. Representations and Warranties of the Debtholder. The Debtholder hereby makes the following representations and warranties to the Company:

a. Organization; Authority. The Debtholder is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement, the New Note and the Warrant (collectively, the “Transaction Documents”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Debtholder of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Debtholder. Each Transaction Document to which the Debtholder is a party has been duly executed by the Debtholder, and when delivered by the Debtholder in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Debtholder, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Debtholder is the sole legal and beneficial owner of the Original Note and the Outstanding Debt and owns good and marketable title to the Original Note and Outstanding Debt, free and clear of any and all liens, encumbrances or other restrictions of any kind. The Debtholder has not sold, assigned, transferred, hypothecated, or pledged the Original Note, and the Outstanding Debt, has not been sold, assigned, transferred or pledged, and the Outstanding Debt, or any right, title or interest therein, in whole or in part, has not been pledged to any third party, and no other person or entity has any right, title, claim or interest in or to the Original Note or the Outstanding Debt.

b. Reliance on Exemptions. The Debtholder understands that the New Note and the Warrant, and the shares of Common Stock issuable upon conversion of the New Note (the “Conversion Shares” and, together with the New Note, Warrant and Warrant Shares, the “Securities”) and the Warrant Shares upon exercise of the Warrant, are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Debtholder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Debtholder set forth herein in order to determine the availability of such exemptions and the eligibility of the Debtholder to acquire the Securities.

c. Information Regarding Debtholder. The Debtholder is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act and is not subject to any “bad actor” disqualification event in Rule 506(d)(1)(i)-(viii) of the Securities Act. The Debtholder is acquiring the New Note and the Warrant for the Debtholder’s own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Debtholder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness, or commitment providing for the disposition thereof.

d. Exchange Cap. The Debtholder acknowledges that, prior to receipt of the Stockholder Approval, the Company will not issue Conversion Shares or Warrant Shares to the extent such issuance would exceed the aggregate number of shares of Common Stock which the Company may issue without breaching its obligations under the rules or regulations of its principal trading market. The foregoing shall not limit or condition the issuance of the New Note or the Warrant on the Effective Date, and any Conversion Shares or Warrant Shares not issued by reason of this Section 3(d) shall remain issuable upon receipt of the Stockholder Approval.

e. Legend.

(i) The Debtholder understands that the New Note and the Warrant will be issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and that the New Note and the Warrant, and the Conversion Shares and Warrant Shares issued upon conversion of the New Note and exercise of the Warrant, respectively, shall bear a legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (subject to removal in accordance with Section 5(b)):

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS CONVERTIBLE OR EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(ii) The Debtholder agrees that it will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and acknowledges that the removal of the restrictive legend as set forth in Section 5(b) is predicated upon the Company’s reliance upon this understanding.

4. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Debtholder:

a. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Transaction Documents and performance by the Company of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company. Each Transaction Document has been duly executed by the Company, and when delivered by the Company in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. Organization and Qualification. The Company is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, with full right, corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The Company has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted.

c. No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Company’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations applicable to the Company or by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent that such violations could not reasonably be expected to have a material adverse effect on the business, operations or financial condition of the Company.

d. Issuance of the Securities. The issuance of the Securities has been duly authorized by the Company and, upon issuance in accordance with the terms of this Agreement, and in the case of the Conversion Shares, the New Note, and in the case of the Warrant Shares, the Warrant upon payment in accordance therewith, the Securities shall be validly issued, fully paid and non-assessable. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon conversion of the New Note and upon exercise of the Warrant.

e. SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the Effective Date on a timely basis (or has received a valid extension of such time of filing and has filed any such report prior to the expiration of any such extension) (the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company is, and has been for a period of at least ninety (90) days prior to the Effective Date, subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

f. Rule 144(i). The Company is not, and has never been, an issuer described in Rule 144(i)(1)(i) under the Securities Act or, if the Company has ever been such an issuer, the Company has satisfied the conditions set forth in Rule 144(i)(2) under the Securities Act for a period of not less than one (1) year prior to the Effective Date.

g. Section 3(a)(9) Exchange. Neither the Company nor any Person acting on its behalf has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration for soliciting the exchange of the Original Note for the New Note and the Warrant. Assuming the accuracy of the representations of the Debtholder set forth in Section 3, the exchange of the Original Note for the New Note and the Warrant, and the issuance of the Conversion Shares upon conversion of the New Note and of the Warrant Shares upon cashless exercise of the Warrant, are exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereof.

5. Covenants of the Company.

a. Rule 144 Holding Period. The Company acknowledges and agrees that (i) the New Note and the Warrant are being issued solely in exchange for the Original Note pursuant to Section 3(a)(9) of the Securities Act, and the Debtholder is not paying any consideration therefor other than the surrender of the Original Note, (ii) for purposes of Rule 144(d)(3)(ii) under the Securities Act (“Rule 144”), the holding period of the New Note, the Conversion Shares and the Warrant, and of any Warrant Shares issued upon cashless exercise of the Warrant, shall be deemed to have commenced on the date on which the Debtholder acquired the Original Note and paid the purchase price therefor in full (the “Original Issue Date”), and (iii) accordingly, as of the Effective Date and assuming the Debtholder is not then an Affiliate of the Company, the Conversion Shares may be resold by the Debtholder pursuant to Rule 144, subject only to the Company’s compliance with the current public information requirement of Rule 144(c)(1) until the first anniversary of the Original Issue Date. The Company shall not take any position inconsistent with the foregoing, including in any Acknowledgment (as defined in the New Note), in any instruction to the Transfer Agent or in any filing with the Commission.

b. Legend Removal.

(i) Certificates or book-entry positions evidencing the Warrant Shares and the Conversion Shares (collectively, the “Underlying Shares”) shall not contain any legend (including the legend set forth in Section 3(e)(i) hereof), (A) while a registration statement covering the resale of such Underlying Shares is effective under the Securities Act, (B) following any sale of such Underlying Shares pursuant to Rule 144, (C) if such Underlying Shares are eligible for sale under Rule 144 (in the case of Warrant Shares, assuming cashless exercise of the Warrant) and the Company is then in compliance with the current public information requirement under Rule 144(c)(1), (D) if such Underlying Shares are eligible for sale under Rule 144 (in the case of Warrant Shares, assuming cashless exercise of the Warrant) without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions, or (E) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). If all or any portion of the New Note is converted or the Warrant is exercised at a time when any of clauses (A) through (E) applies, the applicable Underlying Shares shall be issued free of all legends.

(ii) The Company shall, at its expense, cause its counsel to deliver to the Transfer Agent, no later than two (2) Trading Days following the Effective Date, a blanket legal opinion, in form and substance reasonably acceptable to the Debtholder, to the effect that the Underlying Shares may be issued without restrictive legend in accordance with Section 5(b)(i), and shall cause its counsel to deliver any further legal opinion required by the Transfer Agent to effect the issuance of Underlying Shares without legend or the removal of any legend hereunder, in each case upon receipt of a customary Rule 144 representation letter from the Debtholder (and, in the case of clause (B) of Section 5(b)(i), a customary representation letter from the Debtholder’s broker); provided, however, that (i) the obligations included in this Section 5(b)(ii) shall only apply in the event that the Company is then in compliance with the current public information requirement under Rule 144(c)(1) and that the Debtholder is not an affiliate, and (ii) Debtholder agrees that, for so long as the public information requirement under Rule 144(c)(1) is applicable, any blanket legal opinion provided by Company counsel shall terminate upon the filing deadline for the Company’s next periodic report, and that Company counsel shall deliver to the Transfer Agent, no later than two (2) Trading Days following the filing of the Company’s next periodic report, a new blanket legal opinion in accordance herewith. Provided that the Company is in compliance with the current public information requirement under Rule 144(c)(1), to the extent applicable, and the Debtholder is not an affiliate, no other legal opinion, information or documentation shall be required of the Debtholder in connection therewith.

(ii) At such time as a legend is no longer required under this Section 5(b), the Company shall, no later than the earlier of (x) one (1) Trading Day and (y) the number of Trading Days comprising the Standard Settlement Period following the delivery by the Debtholder to the Company of a certificate or book-entry notation representing Underlying Shares or Original Shares issued with a restrictive legend (together with a customary Rule 144 representation letter from the Debtholder) (such date, the “Legend Removal Date”), deliver or cause to be delivered such shares free from all restrictive and other legends by crediting the account of the Debtholder’s prime broker with DTC through its Deposit/Withdrawal at Custodian system as directed by the Debtholder. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Agreement. “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s principal trading market with respect to the Common Stock as in effect on the date of delivery of the applicable legended shares.

(iii) In addition to the Debtholder’s other available remedies, the Company shall pay to the Debtholder the partial liquidated damages and other amounts set forth in Section 4.1(d) of the Securities Purchase Agreement for any failure to deliver Underlying Shares free of legends by the applicable Legend Removal Date, which Section 4.1(d) is incorporated herein by reference, mutatis mutandis, with references therein to Section 4.1(c) being to this Section 5(b).

c. Public Information. Until such time as the Debtholder no longer holds any Securities, the Company shall maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to the Exchange Act. If, at any time prior to the date on which all of the Underlying Shares (assuming cashless exercise of the Warrant) may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, the Company (i) fails for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been or becomes an issuer described in Rule 144(i)(1)(i) and fails to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”), then, in addition to the Debtholder’s other available remedies, the Company shall pay to the Debtholder Public Information Failure Payments on the terms set forth in Section 4.3(b) of the Securities Purchase Agreement, which Section 4.3(b) is incorporated herein by reference, mutatis mutandis, provided that (A) such payments shall be calculated as two percent (2.0%) of the Outstanding Debt and (B) the six (6) month waiting period set forth therein shall not apply.

d. Disclosure; Non-Public Information. The Company shall, by 9:00 a.m. (New York City time) on the Trading Day immediately following the Effective Date, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including this Agreement and the forms of the New Note and the Warrant as exhibits thereto (the “Disclosure Filing”). From and after the Disclosure Filing, the Company represents to the Debtholder that it shall have publicly disclosed all material, non-public information delivered to the Debtholder by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, in connection with the transactions contemplated by the Transaction Documents, and any confidentiality or similar obligations of the Debtholder with respect thereto shall terminate. The Company shall not publicly disclose the name of the Debtholder, or include the name of the Debtholder in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of the Debtholder, except to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Debtholder with prior notice of such disclosure.

e. Incorporated Provisions. The following provisions of the Securities Purchase Agreement are hereby incorporated into this Agreement by reference with respect to the Securities, mutatis mutandis, and shall survive any termination of the Securities Purchase Agreement with respect to the Securities: Section 4.1(a) and the last paragraph of Section 4.1(b) (Transfer Restrictions; Pledges), Section 4.2 (Acknowledgment of Dilution), Section 4.5 (Exercise and Conversion Procedures), Section 4.7 (Stockholder Rights Plan), Section 4.8 (Non-Public Information), Section 4.10 (Indemnification), Section 4.11 (Reservation and Listing of Securities), Section 5.14 (Replacement of Securities), Section 5.15 (Remedies), Section 5.16 (Payment Set Aside), Section 5.17 (Usury) and Section 5.22 (Tax Matters). For such purposes, references therein to (i) a “Purchaser” or the “Purchasers” shall be to the Debtholder, (ii) the “Notes” shall be to the New Note, (iii) the “Warrants” shall be to the Warrant, (iv) the “Securities”, “Underlying Shares”, “Conversion Shares” and “Warrant Shares” shall be to such terms as defined herein, (v) the “Transaction Documents” shall be to the Transaction Documents as defined herein, and (vi) the “Closing Date” and the “date hereof” shall be to the Effective Date. Capitalized terms used in the provisions incorporated by reference and not otherwise defined herein or in the New Note shall have the meanings given to them in the Securities Purchase Agreement.

f. Equal Treatment. No consideration (including any modification of the Securities Purchase Agreement, notes or warrants issued pursuant to the notes issued pursuant to the Securities Purchase Agreement (collectively with the Securities Purchase Agreement, the “Prior Transaction Documents”), or any securities issued in exchange therefor) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Prior Transaction Documents unless the same consideration is also offered to the Debtholder with respect to the Transaction Documents.

f. Registration Backstop. If at any time following the Effective Date the Underlying Shares may not be resold by the Debtholder pursuant to Rule 144 without volume or manner-of-sale restrictions for a period of more than ninety (90) consecutive days, whether by reason of a Public Information Failure or otherwise, then, upon the written request of the Debtholder, the Company shall file within forty-five (45) days of such request, and use commercially reasonable efforts to cause to be declared effective within sixty (60) days of such request, a registration statement covering the resale of the Underlying Shares, and Sections 3 (Registration Procedures), 4 (Registration Expenses) and 5 (Indemnification) of the Registration Rights Agreement shall apply thereto, mutatis mutandis.

6. Miscellaneous.

a. Stockholder Approval. The Company shall hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) at the earliest practicable date for the purpose of obtaining the Stockholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement. The Company shall hold a special meeting of stockholders (the “Stockholder Meeting”) for purposes of obtaining the Stockholder Approval no later than 120 days after the Effective Date (the “Stockholder Meeting Deadline”), and the Company shall be obligated to use its commercially reasonable efforts to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s commercially reasonable efforts, the Stockholder Approval is not obtained within 180 days of the Effective Date, the Company shall cause an additional Stockholder Meeting to be held within 120 days thereafter. For purposes of this Agreement, “Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by the Transaction Documents, including issuance of shares of Common Stock upon conversion of the New Note at the Alternate Conversion Price (as defined in the New Note). The failure of the Company to hold the Stockholder Meeting by the Stockholder Meeting Deadline shall constitute an Event of Default under the New Note.

b. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

c. Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute under this Agreement or any other Transaction Documents or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e. Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

f. Entire Agreement; Amendments. This Agreement, together with the other Transaction Documents, constitutes the entire agreement between the Parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between the Parties with respect to such subject matter; provided that (i) the Securities Purchase Agreement and the Registration Rights Agreement shall terminate as to the Debtholder solely with respect to the Original Note and the shares of Common Stock issuable upon conversion thereof, and shall otherwise remain in full force and effect in accordance with their terms, including with respect to the Original Warrants and the shares of Common Stock issuable upon exercise thereof (and the provisions of the Securities Purchase Agreement referenced in the Original Warrants), and (ii) nothing herein shall release any amounts described in the last sentence of Section 1. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all Parties, or, in the case of a waiver, by the Party waiving compliance. Except as expressly stated herein, no delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

g.  Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

h. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder or under the other Transaction Documents shall be in writing and shall be given in the manner set forth in Section 5.4 of the Securities Purchase Agreement, which Section 5.4 is incorporated herein by reference, mutatis mutandis, provided that such notices shall be delivered to the address and email address set forth on the signature pages hereto (or such other address or email address as a Party may designate by notice given in accordance herewith).

i. Survival. The representations, warranties, covenants and agreements contained herein shall survive the Effective Date and the delivery of the Securities.

j. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the New Note or, if not defined therein, in the Securities Purchase Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

RENX ENTERPRISES CORP.

By:	/s/ Nicolai Brune
Name:	Nicolai Brune
Title:	Chief Financial Officer

Address for Notices: [●]

Email: [●]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR DEBTHOLDER FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

ALTO OPPORTUNITY MASTER FUND, SPC – SEGREGATED MASTER PORTFOLIO B

By:	/s/ Waqas Khatri
Name:	Waqas Khatri
Title:	Director

Address for Notices: [●]

Email: [●]

EXHIBIT A

FORM OF NEW NOTE

[Attached]

EXHIBIT B

FORM OF WARRANT

[Attached]

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